UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2010

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2010, Ferro Corporation (the "Company") amended its $50 million trade receivables securitization facility by entering into Amendment No. 3 to Receivables Purchase Agreement (the "Amendment") among Ferro Finance Corporation ("FFC"), the Company, Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association, in its role as Purchaser ("Purchaser") and Agent with respect to the Receivables Purchase Agreement dated as of June 2, 2009 (as amended from time to time, the "Amended Purchase Agreement").

Pursuant to the receivables securitization facility, Ferro Pfanstiehl Laboratories, Inc. ("FPL"), a wholly-owned subsidiary of the Company, sells to the Company, from time to time, trade receivables and certain related rights. The Company sells to FFC, from time to time, the Company’s receivables and the receivables purchased from FPL. FFC finances its purchases of receivables from the Company by selling to Purchaser from time to time an undivided variable percentage interest in the receivables acquired by FFC. Prior to the Amendment, the receivables securitization facility was scheduled to expire on June 1, 2010.

The primary effects of the Amendment are to:

1. Extend the maturity of the trade receivables securitization facility until May 31, 2011; and

2. Amend the computation of certain reserve requirements, certain customer concentration limits and the definition of Eligible Receivable in a manner which the Company believes will increase the Company’s ability to utilize the facility as a source of funding, subject to the facility’s $50 million aggregate purchase limit.

Advances under the Amended Purchase Agreement accrue interest based, in part, on the Applicable Margin applicable under the facility. Pursuant to the Amended Purchase Agreement, the Applicable Margin will be between 1.6% - 1.9% based upon the Company’s leverage ratio from time to time.

The foregoing summary is qualified in its entirety by reference to the text of Amendment No. 3 to Receivables Purchase Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 2 to Receivables Purchase Agreement is filed herewith for reference to the Amended Purchase Agreement in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1: Amendment No. 3 to Receivables Purchase Agreement
Exhibit 10.2: Amendment No. 2 to Receivables Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

June 2, 2010	By:	Mark Duesenberg

Name: Mark Duesenberg
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 3 to Receivables Purchase Agreement
10.2	Amendment No. 2 to Receivables Purchase Agreement